CERTIFICATE OF INCORPORATION
                                       OF
                          RUFFTOWN ENTERTAINMENT, INC.
                     --------------------------------------

         FIRST: NAME. The name of the Corporation is: Rufftown Entertainment,
Inc.

         SECOND: REGISTERED OFFICE. The address of the Corporation's registered office in the State of Delaware is 222 Delaware Avenue, Suite 1200, County of New Castle, City of Wilmington, State of Delaware 19801. The name of its registered agent at such address is ATA Corporate Services, LLC.

         THIRD: PURPOSES. The nature of the business or purposes of the Corporation to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware and to do all things and exercise all powers, rights and privileges that a business corporation may now or hereafter be organized or authorized to do or to exercise under the laws of the State of Delaware. The Corporation is to have perpetual existence.

         FOURTH: CAPITALIZATION. The total number of shares of stock which the Corporation shall have authority to issue is 19,900 shares, consisting of 5,000 shares of Preferred Stock, having a par value of $0.001 per share and 14,900 shares of Common Stock having a par value of $0.001 per share, of which 10,000 shares will be classified as a series of Common Stock referred to as the "Voting Common Stock" and 4900 shares will be classified as a series of Common Stock referred to as the "Non-Voting Common Stock." Except with respect to their respective voting and distribution rights as are provided in this Certificate of Incorporation, all shares of Voting Common Stock and Non-Voting Common Stock are to be treated as identical and in the same class of stock and shall entitle the holders thereof to the same rights and privileges, including the right to share equally in dividend payments and upon any liquidation of the Corporation.

         Each class of capital stock shall have the voting powers, designations, preferences and relative, participating, optional or other special qualifications, limitations or restrictions thereof are set forth hereinafter:

         (a) Except as otherwise provided by law and this Certificate of Incorporation, the holders of Non-Voting Common Stock shall have no right in any event to vote on any matter to be voted on by the stockholders of the Corporation (including any election or removal of the directors of the Corporation); PROVIDED, HOWEVER, that the Corporation may not take any of the following actions unless approved by the written consent of at least a majority of the issued and outstanding shares of Non-Voting Common Stock:

     (1) liquidation or dissolution of the Corporation;
     (2) merger or consolidation of the Corporation with or into any corporation;
     (3) sale of all or substantially all of the Corporation's assets;
     (4) authorization or issuance of any additional shares of capital stock;
     (5) amendment of this Certificate of Incorporation; or

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     (6) amendment of the Corporation's Bylaws to alter any rights of the holders of the Series A Preferred Stock or Non-Voting Common Stock.

This subsection (a) of this Article FOURTH as well as subsection (b) of this Article FOURTH may not be amended or modified without the consent of the holders of at least a majority of the outstanding shares of each of the Non-Voting Common Stock and the Voting Common Stock, each voting as a separate class. Except as provided in the preceding sentence or as otherwise provided by law, the holders of Voting Common Stock shall vote as a class for the election or removal of all directors of the Corporation, and on any other subject for which holders of Common Stock shall be entitled to vote and the holders of the Non-Voting Common Stock shall have no such right to vote. At any meeting of the stockholders of the Corporation, the presence in person or by proxy of a majority in number of the issued and outstanding shares of Voting Common Stock shall be sufficient to constitute a quorum for the election of directors or consideration of any other matter as to which the holders of Voting Common Stock are entitled to vote. Holders of Voting Common Stock shall not cumulate their votes in any election for directors and shall have one vote for each share of Voting Common Stock held.

            (b) Notwithstanding any other provision herein, except as set forth in this subsection (b) of this Article FOURTH, if all authorized shares of Non-Voting Common Stock have been issued, the holders of the outstanding shares of Non-Voting Stock shall, as a class, be entitled to receive forty nine percent (49%) of any distribution, including, but not limited to, a dividend or liquidating distribution ("Distribution"). If less than all authorized shares of Non-Voting Common Stock have been issued, the holders of each share of Non-Voting Common Stock shall be entitled to receive one hundredth of one percent (.001%) of any Distribution. The holders of the Non-Voting Common Stock and Voting Common Stock, however, shall not be entitled to receive any Distributions as long as the liquidating and distribution preference in an amount not to exceed $48,000,000 and accrued dividends of any Preferred Stock authorized pursuant to the terms of a Restructuring Agreement dated as of October 1, 2007 between the Corporation and certain creditors remains unpaid. Subject to the aforesaid preference, the holders of the shares of Voting Common Stock and Non-Voting Common Stock shall receive any Distribution simultaneously. Each holder shares of Voting Common Stock shall receive a pro rata portion of any Distribution available to the holders Voting Common Stock as a class. The amount available to the holders of the Voting Common Stock as a class shall be an amount equal to the amount of the total Distribution less the amount of the portion of such Distribution to be received by the holders of Non-Voting Common Stock as calculated pursuant to this subsection (b) of this Article FOURTH .

          (c) The Preferred Stock may be issued in one or more series, each of which shall be distinctively designated, shall rank equally and shall be identical in all respects except as otherwise provided in subsection (c) of this Article FOURTH.

         (d) Authority is hereby vested in the Board of Directors to issue from time to time the Preferred Stock of any series and to state in the resolution or resolutions providing for the issuance of shares of any series the voting powers, if any, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of such series to the full extent now or hereafter permitted by the law of the State of Delaware in respect of the matters set forth in the following clauses
(i) to (viii) inclusive:

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     (i) the number of shares to constitute such series, and the distinctive designations thereof;

     (ii) the voting powers, full or limited, if any, of such series;

     (iii) the rate of dividends payable on shares of such series, the conditions on which and the times when such dividends are payable, the preference to, or the relation to, the payment of the dividends payable on any other class, classes or series of stock, whether cumulative or non-cumulative and, if cumulative, the date from which dividends on shares of such series shall be cumulative;

     (iv) the redemption price or prices, if any, and the terms and conditions on which shares of such series shall be redeemable;

     (v) the requirement of any sinking fund or funds to be applied to the purchase or redemption of shares of such series and, if so, the amount of such fund or funds and the manner of application;

     (vi) the rights of shares of such series upon the liquidation, dissolution or winding up of, or upon any distribution of the assets of, the Corporation;

     (vii) the rights, if any, of the holders of shares of such series to convert such shares into, or to exchange such shares for, shares of any other class, classes or series of stock and the price or prices or the rates of exchange and the adjustments at which such shares shall be convertible or exchangeable, and any other terms and conditions of such conversion or exchange; and

     (viii) any other preferences and relative, participating, optional or other special rights of shares of such series, and qualifications, limitations or restrictions including, without limitation, any restriction on an increase in the number of shares of any series theretofore authorized and any qualifications, limitations or restrictions of rights or powers to which share of any future series shall be subject.

         (e) The number of authorized shares of Preferred Stock may be increased or decreased by the affirmative vote of the holders of a majority of the votes of all classes of voting securities of the Corporation with a class vote of the Preferred Stock, or any series thereof,

         FIFTH: INCORPORATOR. The name and mailing address of the Incorporator are as follows:

                           NAME                    MAILING ADDRESS
                           ----                    ---------------

                      Craig F. Zappetti      15th and Market Streets, 38th Floor
                                             Centre Square West
                                             Philadelphia, PA 19102

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         SIXTH: ADDITIONAL POWERS OF BOARD OF DIRECTORS. The Board of Directors
shall have power, without stockholder action, to make By-Laws for the Corporation and to amend, alter or repeal any By-Laws. except as provided in subsection (a) of Article FOURTH.

         The powers and authority herein conferred upon the Board of Directors are in furtherance and not in limitation of those conferred by the laws of the State of Delaware. In addition to the powers and authority herein or by statute expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Delaware, of this Certificate of Incorporation and of the By-Laws of the Corporation.

         SEVENTH: VOTING BY BALLOT. Elections of Directors need not be by ballot unless the By-Laws of the Corporation provide otherwise.

         EIGHTH: RIGHT TO AMEND CERTIFICATE OF INCORPORATION. The Corporation expressly reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in this Certificate of Incorporation, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon, stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Article EIGHTH.

         NINTH: A Director of the Corporation shall not be personally liable to the Corporation or its stockholders (whether as holders of Voting Common Stock or Non-Voting Common Stock) for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then, without further action by the Board of Directors or the stockholders, the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as amended. Any repeal or modification of this Article NINTH by the stockholders of the Corporation shall be prospective only and shall not adversely affect any right or protection of a Director of the Corporation existing at the time of such repeal or modification. This Corporation shall, to the fullest extent permitted by Delaware law as in effect from time to time, indemnify any person against all liability and expense (including attorney's fees) incurred by reason of the fact that he or she is or was a director or officer of this Corporation, or while serving as a director or officer of this Corporation, he or she is or was serving at the request of this Corporation as a director, officer, partner or trustee of, or in any similar managerial or fiduciary position of, or an employee or agent of: another corporation, partnership, joint venture, trust, association or other entity. Expenses (including attorney's fees) incurred in defending an action, suit or proceeding may be paid by this Corporation in advance of the final disposition of such action, suit or proceeding to the full extent and under the circumstances permitted by Delaware General Corporation Law. This Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, fiduciary, or agent of this Corporation against any liability asserted against and incurred by such person

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in any such capacity or arising out of such person's position, whether or not this Corporation would have the power to indemnify against such liability under the provisions of this Article NINTH. The indemnification provided by this Article NINTH shall not be deemed exclusive of any other rights to which those indemnified may be entitled under this Certificate of Incorporation, any by-law, agreement, vote of stockholders or disinterested directors, statute, or otherwise, and shall inure to the benefit of their heirs, executors, and administrators. The provisions of this Article NINTH shall not be deemed to preclude this Corporation from indemnifying other persons from similar or other expenses and liabilities as the board of directors or the stockholders may determine in a specific instance or by resolution of general application.

         TENTH: Whenever a compromise or an arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court or equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under ss. 291 of Title 8 of the Delaware General Corporation Law or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under ss. 279 of Title 8 of the Delaware General Corporation Law, order a meeting of the creditors or class of creditors and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

         THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware does make this Certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this first day of October 2007.





                                       _______________________(SEAL)
                                       Craig F. Zappetti
                                       Incorporator


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